UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 22, 2008
                                                         -----------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     1-31565                 06-1377322
------------------------------   ----------------------   ----------------------
(State or other jurisdiction of  Commission File Number     (I.R.S. Employer
incorporation or organization)                              Identification No.)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K filed by New York Community Bancorp, Inc. (the "Company") on December 23, 2008. The purpose of this amendment is to reflect the correct maturity date (June 22, 2012) of the Company's 2.550% Fixed Rate Senior Notes referenced in the original Form 8-K.


                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 8.01         Other Events
                  ------------

                  On December 22, 2008, New York Community Bancorp, Inc. (the "Company") completed an offering of $90,000,000 of 2.550% Fixed Rate Senior Notes Due June 22, 2012. In addition, on December 17, 2008, the Company's savings bank subsidiary, New York Community Bank (the "Community Bank"), completed an offering of $512,000,000 of 3.000% Fixed Rate Senior Notes Due December 16, 2011. The Senior Notes are guaranteed by the Federal Deposit Insurance Corporation under the Temporary Liquidity Guarantee Program (the "TLGP") and backed by the full faith and credit of the United States.

                  The 2.550% Senior Notes are the direct, unconditional, unsecured, and general obligation of the Company and rank equally with all other senior unsecured indebtedness of the Company. The 3.000% Senior Notes are the direct, unconditional, unsecured, and general obligation of the Community Bank.

                  The Senior Notes issued by the Company and the Community Bank have each been rated Aaa by Moody's and AAA by each of Standard & Poor's, Fitch, and DBRS.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 24, 2008      NEW YORK COMMUNITY BANCORP, INC.
       -----------------



                              /s/ Ilene A. Angarola
                              ---------------------
                              Ilene A. Angarola
                              Executive Vice President
                               and Director, Investor Relations